Exhibit 10.1

AMENDMENT
TO
SECURITIES PURCHASE AGREEMENT

This Amendment (the “Amendment”) to the Agreement (as defined below) is made as of this 26th day of February, 2010, by and among SinoHub, Inc., a Delaware corporation (the “Company”) and the  parties listed on Schedule 1 hereto (each a “Investor” and collectively, the “Investors”). Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in that certain Securities Purchase Agreement, dated February 24, 2010, by and among the Company and the Investors (the “Agreement”).

WHEREAS, pursuant to the terms of the Agreement, the Investors have agreed to purchase shares of Common Stock of the Company (“Shares”) and warrants to purchase Shares  (“Warrants”) for an aggregate purchase price of $4,100,001;

WHEREAS, the Company has received indications of interest from additional prospective investors (the “New Investors”) to purchase additional Shares (the “Additional Shares”) and additional Warrants (the “Additional Warrants”) on the terms set forth in the Agreement;

WHEREAS, the Company has authorized the issuance and sale to the New Investors of Additional Shares and Additional Warrants for an aggregate purchase price of up to $1,399,999;

WHEREAS, the Company and the Investors desire to amend the Agreement as specified in this Amendment to permit the sale of the Additional Shares and Additional Warrants as set forth herein;

WHEREAS, the Company and the Investors desire to amend the Agreement as specified in this Amendment to further provide for the rights of the respective parties thereunder;

WHEREAS, pursuant to Section 6.4 of the Agreement, an amendment to the Agreement may be made with the written consent of the Company and Investors holding a majority in interest of the Shares then outstanding and held by Investors;

WHEREAS, the undersigned represent the Company and the holders of at least a majority in interest of the Shares subscribed for by the Investors;

WHEREAS, the undersigned further represent the holders of a majority in interest of the outstanding Registrable Securities (as such term is defined in the Registration Rights Agreement dated as of February 24, 2010, by and among the Company and the Investors named therein (the “Registration Rights Agreement”)); and

WHEREAS, pursuant to Section 7(h) of the Registration Rights Agreement, an amendment to the Registration Rights Agreement may be made with the written consent of the Company and Investors holding a majority in interest of the Registrable Securities subscribed for by the Investors.

NOW, THEREFORE in consideration of the foregoing and the promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby the undersigned hereby agree as follows:

1.           It is understood and agreed by the Investors that the Company may sell Additional Shares and Additional Warrants at the Closing or at one or more additional closings (each, an “Additional Closing”) to the Investors.  Any Additional Closing shall be held at the offices of Seyfarth Shaw LLP, 2 Seaport Lane, Boston, MA 02210, on such date or dates and at such time or times as may be mutually agreed upon by the Company and the Investors but in no event later than three (3) Business Days after the date hereof.  At the Closing, subject to the terms and conditions of the Agreement and in reliance upon the representations and warranties of the Company and the Investors contained in the Agreement and this Amendment, the Company may sell the Additional Shares and Additional Warrants to the New Investors listed on Schedule 1 to this Amendment.  For purposes of this Amendment and the Agreement, the term “Share” or “Shares” shall include the Additional Shares issued hereunder and the term “Warrant” or “Warrants” shall include the Additional Warrants issued hereunder.

2.           Any New Investor who participates in the Closing or an Additional Closing and purchases Additional Shares and Additional Warrants shall sign a counterpart signature page to the Agreement, and shall have and be subject to the rights and obligations of a Investor hereunder, and Annex A to the Agreement shall be amended accordingly so that upon the conclusion of the sales of Additional Shares and Additional Warrants to the New Investors the attached Annex A shall be Annex A to the Agreement.  Any New Investor who participates in the Closing or an Additional Closing and purchases Additional Shares and Additional Warrants shall further become a party to the Registration Rights Agreement and any amendment thereto to which the Investors are a party, in each case by signing a counterpart signature page thereto, and shall have and be subject to the rights and obligations of an Investor thereunder.

3.           Pursuant to Section 6.4 of the Agreement, the undersigned Investors hereby waive any pre-emptive rights pursuant to Section 4.13 of the Agreement, and any applicable notice period thereto, with respect of the sale by the Company of the Additional Shares and Additional Warrants.

4.           Pursuant to Section 7(h) of the Registration Rights Agreement, the undersigned Investors (as defined therein) hereby consent to the issuance by the Company of the Additional Shares and Additional Warrants and consent to the addition of any New Investor as a party to the Registration Rights Agreement and to inclusion of such New Investor as an Investor thereunder.

5.           All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

6.           This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.           Except to the extent amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment to the Securities Purchase Agreement as of the day and year first above written.

SINOHUB, INC.

By:	/s/ Henry T. Cochran
Name: Henry T. Cochran Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

IROQUOIS INVESTOR FUND LTD

By:	/s/ Joshua Silverman
Name: Joshua Silverman
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

RAMIUS ENTERPRISE MASTER FUND LTD

By:	/s/ Owen Littman
Name: Owen Littman
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

RAMIUS NAVIGATION MASTER FUND LTD

By:	/s/ Owen Littman
Name: Owen Littman
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

FAMOUS LINK GROUP LIMITED

By:	/s/ Yueqin Ying
Name: Yueqin Ying
Title: Director

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

HUDSON BAY FUND LP

By: HUDSON BAY CAPITAL MANAGEMENT LP, Investment Manager

By:	/s/ Yoav Roth
Name: Yoav Roth
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

HUDSON BAY OVERSEAS FUND, LTD

By: HUDSON BAY CAPITAL MANAGEMENT LP, Investment Manager

By:	/s/ Yoav Roth
Name: Yoav Roth
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

CHESTNUT RIDGE PARTNERS, LP

By:	/s/ Kenneth Holz
Name: Kenneth Holz
Title: C.F.O.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

CAPE ONE FINANCIAL LP

By:	/s/ Reid Drescher
Name: Reid Drescher
Title: Manager Member

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR

OCTAGON CAPITAL PARTNERS

By:	/s/ Steven Hart
Name: Steven Hart
Title: General Partner

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Pandora Select Partners, L.P.		NAME OF INVESTOR
By:	Pandora Select Advisors, LLC
Its General Partner
By:	Whitebox Advisors, LLC	WHITEBOX ENTITIES (see left)
Its Managing Partner
		By:	/s/ Andrew J. Redleaf
Whitebox Combined Partners LP			Name: Andrew J. Redleaf
Whitebox Combined Advisors LLC			Title: C.E.O.
Whitebox Advisors LLC

Whitebox Intermarket Partners LP
Whitebox Intermarket Advisors LLC
Whitebox Advisors LLC

Whitebox Special Opportunities Fund LP, Series B
By:	Whitebox Special Opportunities Advisors, LLC
Its General Partner
By:	Whitebox Advisors, LLC
Its Managing Member

Schedule 1

NEW INVESTORS

(1)	(2)

Investor	Aggregate Investment
Jayhawk Private Equity Fund II, L.P.	$399,999
Paragon Capital LP	$250,002
Matthew Hayden	$150,000

Annex A

SCHEDULE OF INVESTORS

(1)	(2)

Investor	Address and Facsimile Number
Cranshire Capital LP	3100 Dundee #703 Northbrook, IL 60062 Attn: Mitchell Kopic Fax: 847-562-9031
Capital Ventures International	101 California Street, Suite 3250 San Francisco, CA 94111 Attn: Sam Winer Fax: 415-403-6526
Iroquois Master Fund Ltd.	641 Lexington Ave. 26th Floor New York, NY 10022 Attn: Josh Silverman Fax: 212-207-3452
Ramius Navigation Master Fund Ltd.	c/o/ Ramius, LLC 599 Lexington Ave., 20th Floor New York, NY 10022 Attn: Jeffrey Smith/Owen Littman Fax: 212-845-7990
Ramius Enterprise Master Fund Ltd.	c/o/ Ramius, LLC 599 Lexington Ave., 20th Floor New York, NY 10022 Attn: Jeffrey Smith/Owen Littman Fax: 212-845-7990
Famous Link Group Limited	Dai Zhonglin Room 2308 Tower A, Time Court, ShuguangXiLi Jia 6 Chaoyang District Beijing, China 100028 Attn: Yuequin Ying Fax: +86 10 5867 8963
Hudson Bay Fund LP	c/o Hudson Bay Capital Mgmt. 120 Broadway, 40th Floor New York, NY 10271 Attn: Yoav Roth Fax: (646) 214-7946
Hudson Bay Overseas Fund, Ltd.	c/o Hudson Bay Capital Mgmt. 120 Broadway, 40th Floor New York, NY 10271 Attn: Yoav Roth Fax: (646) 214-7946

(1)	(2)

Investor	Address and Facsimile Number
Chestnut Ridge Partners, LP	10 Forest Avenue Paramus, NJ 07652 Attn: Ken Holz Fax: 201-843-1721
Cape One Financial LP	410 Park Ave. 15th Floor New York, NY 10022 Attn: Reid Drescher Fax: 212-446-6179
Octagon Capital Partners	c/o Steven Hart 155 West 68th St., #27E New York, NY 10023 Fax:
Whitebox Special Opportunities Fund Series B Partners, LP	c/o Whitebox Advisors, LLC 3033 Excelsior Blvd, Suite 300 Minneapolis, MN 55416 Attn: Barb Reller Fax: 612-253-6114
Pandora Select Partners, LP	c/o Whitebox Advisors, LLC 3033 Excelsior Blvd, Suite 300 Minneapolis, MN 55416 Attn: Barb Reller Fax: 612-253-6114
Whitebox Intermarket Partners, LP	c/o Whitebox Advisors, LLC 3033 Excelsior Blvd, Suite 300 Minneapolis, MN 55416 Attn: Barb Reller Fax: 612-253-6114
Whitebox Combined Partners, LP	c/o Whitebox Advisors, LLC 3033 Excelsior Blvd, Suite 300 Minneapolis, MN 55416 Attn: Barb Reller Fax: 612-253-6114
Jayhawk Private Equity Fund II, L.P	930 Tahoe Boulevard 802-281 Incline Village, NV 89451 Attn: Mike Schmitz Fax: 866-832-1238
Paragon Capital LP	c/o Paragon Capital LP 110 East Street, 29th Fl. New York, NY 10022 Attn: Alan Donenfeld Fax: 212-202-5022

(1)	(2)

Investor	Address and Facsimile Number
Matthew Hayden	2975 Highway A1A Unit 311 Melbourne Beach, FL 32951 Fax: 858-408-1801